SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2000



                             HEALTH & LEISURE, INC.
________________________________________________________________________________
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-15807                     31-1190725
         --------                     -------                     ----------
(State or other jurisdiction of     Commission                 (IRS Employer
incorporation)                      File Number)            Identification No.)

203 East Broad Street, Columbus, Ohio                               43215
--------------------------------------                             -------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (614) 228-2225

Item 5    Other Events
------    ------------

     On July 17, 2000, Health & Leisure, Inc. (the "Company") issued a press release announcing that it has executed a non-binding letter of intent with BigPros, Inc. ("BigPros"). Pursuant to the letter of intent, the Company and BigPros will be combined in a transaction in which the stockholders of BigPros will contribute all of their BigPros stock to the Company in exchange for a controlling interest in the Company. There can be no assurance that the transaction contemplated by the letter of intent will be completed, since the transaction remains subject to the negotiation and execution of a definitive agreement and the receipt of all necessary consents and approvals.


Item 7    Financial Statements and Exhibits
------    ---------------------------------

(c) The following documents related to the execution of a letter of intent with BigPros, Inc. are being filed as an exhibit to this Form 8-K:


Exhibit
No.       Description of Exhibit
---       ----------------------

99 Press release dated July 17, 2000, announcing the execution of a let-ter of intent with BigPros, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTH & LEISURE, INC.



Date:  July 17, 2000                 By /s/  Robert M. Feldman
                                        -----------------------
                                           Robert M. Feldman
                                           President

                                  EXHIBIT INDEX



Exhibit
No.      Description of Exhibit
---      ----------------------


99 Press release dated July 17, 2000, announcing the execution of a let-ter of intent with BigPros, Inc.

                                                                      Exhibit 99
                                                                      ----------


Health & Leisure, Inc. enters into Letter of Intent to acquire BigPros, Inc.

Columbus, Ohio -- July 17, 2000

     Health & Leisure, Inc. (HLLS -- OTC Bulletin Board) announced today that it has entered into a non-binding letter of intent with BigPros, Inc., pursuant to which Health & Leisure will acquire BigPros and the stockholders of BigPros will take control of Health & Leisure. The letter of intent contemplates that the stockholders of BigPros will contribute all of their BigPros stock to Health & Leisure, Inc. in exchange for a substantial controlling interest in Health & Leisure, Inc. The transaction is subject to a number of conditions, including negotiation of a binding agreement. There can be no assurance that the transaction will be completed.

     Health & Leisure, Inc. is a public company, but since it disposed of its business operations several years ago it has been searching for an operating company with which it could combine. BigPros is an internet company that develops, publishes and hosts online websites for professional athletes. Robert Feldman, president of Health & Leisure, Inc. stated, "I am excited about the opportunity this transaction presents for the Health & Leisure shareholders to become involved with BigPros." Thomas Carmody, chairman of BigPros stated, "Completion of this transaction with Health & Leisure, Inc. should improve BigPros' and its shareholders' access to capital markets and to shareholder liquidity that otherwise may not be available in a private company." BigPros web site is located at http://www.bigpros.com.

     Safe Harbor Statement: Statements in this release which relate to other than strictly historical facts, including statements about expectations regarding the proposed transaction or expected benefits are forward-looking statements. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors. Health & Leisure Inc. undertakes no obligations to publicly update or revise such statements.